SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 24, 1999
                                 --------------
                                (Date of Report)

                    CENTRAL EUROPEAN DISTRIBUTION CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                        0-24341                      54-1865271
-----------------------------   ----------------------   ----------------------------------
(State or other jurisdiction   (Commission file number) (IRS employer identification number)
    of incorporation)

               1343 MAIN STREET, SUITE 301, SARASOTA FLORIDA 34236
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                     Address of Principal Executive Offices

        Registrants telephone number, including area code: (941) 330 1558


Item  # 5 Other Events

On May 10, 1999 the acquisition of The Cellar of Fine Wines was consummated. A previous report 8-K announcing the transaction was filed on April 26, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Central European Distribution Corporation
                                                       (Registrant)




Date: May 24, 1999                       Jeffrey Peterson
                                         Executive Vice-President